SCHEDULE 14A
(RULE 14a-101)

Information Required in Proxy Statement
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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APOLLO DEBT SOLUTIONS BDC
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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APOLLO DEBT SOLUTIONS BDC

9 West 57th Street

New York, New York 10019

April 30, 2026

Dear Shareholder:

You are cordially invited to attend the 2026 Annual Meeting of Shareholders (the “Meeting”) of Apollo Debt Solutions BDC, a Delaware statutory trust (the “Company”), to be held virtually on Thursday, June 18, 2026 at 11:00 a.m., Eastern Time, at www.virtualshareholdermeeting.com/ADS2026.

The Notice of Virtual Annual Meeting of Shareholders accompanying this letter provides an outline of the business to be conducted at the Meeting. At the Meeting, you will be asked: (1) to consider and vote upon the election of two Class II Trustees; (2) to consider and vote upon the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and (3) to transact such other business as may properly come before the Meeting and any postponements or adjournments thereof. I will also report on the progress of the Company during the past year and respond to shareholders’ questions.

You have the right to receive notice of and to vote at the Meeting if you were a shareholder of record at the close of business on April 24, 2026. It is important that your shares be represented at the Meeting. Please follow the instructions on the enclosed proxy card to authorize a proxy via the Internet or telephone to vote your shares. I encourage you to vote via the Internet as it saves us significant time and processing costs. Your vote and participation in the governance of the Company is very important to us.

Sincerely yours,

Earl Hunt
Chairman of the Board of Trustees

APOLLO DEBT SOLUTIONS BDC

9 West 57th Street

New York, New York 10019

(212) 515-3200

NOTICE OF VIRTUAL ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 18, 2026

Online Meeting Only – No Physical Meeting Location

To the Shareholders of Apollo Debt Solutions BDC:

The 2026 Annual Meeting of Shareholders (the “Meeting”) of Apollo Debt Solutions BDC, a Delaware statutory trust (the “Company”), will be held virtually on Thursday, June 18, 2026 at 11:00 a.m., Eastern Time, at www.virtualshareholdermeeting.com/ADS2026, for the following purposes:

1.

To consider and vote upon the election of two Class II Trustees of the Company, who will each serve until the Company’s 2029 Annual Meeting of Shareholders and until their successors are duly elected and qualified;

2.	To consider and vote upon ratifying the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and

3.	To transact such other business as may properly come before the Meeting and any postponements or adjournments thereof.

The Meeting will only be accessible virtually via live webcast over the Internet at www.virtualshareholdermeeting.com/ADS2026.

You have the right to receive notice of and to vote at the Meeting if you were a shareholder of record at the close of business on April 24, 2026. A list of these shareholders will be open for examination by any shareholder for any purpose germane to the Meeting for a period of 10 days prior to the Meeting at the Company’s principal executive offices at 9 West 57th Street, New York, New York 10019, and electronically during the Meeting at www.virtualshareholdermeeting.com/ADS2026 when you enter your 16-digit control number. The proxy statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are being made available to shareholders on or about April 30, 2026.

Whether or not you plan to participate in the Meeting, we encourage you to vote your shares by following the instructions on the proxy card.

In the event there are not sufficient shares present for a quorum or sufficient votes to approve or ratify the proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

By Order of the Board of Trustees,

Kristin Hester Chief Legal Officer and Secretary

New York, New York

April 30, 2026

This is an important meeting. To ensure proper representation at the Meeting, please follow the instructions on the proxy card to authorize a proxy to vote your shares via the Internet or telephone, or by requesting, signing, dating and returning a proxy card. Even if you vote your shares prior to the Meeting, you still may participate in the Meeting. The accompanying proxy statement and the Annual Report are available at www.sec.gov and www.proxyvote.com.

APOLLO DEBT SOLUTIONS BDC

9 West 57th Street

New York, New York 10019

(212) 515-3200

PROXY STATEMENT

2026 Virtual Annual Meeting of Shareholders

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board of Trustees” and each member, a “Trustee”) of Apollo Debt Solutions BDC, a Delaware statutory trust (the “Company,” “we,” “us” or “our”), for use at the Company’s 2026 Annual Meeting of Shareholders (the “Meeting”) to be held on Thursday, June 18, 2026 at 11:00 a.m., Eastern Time, virtually at www.virtualshareholdermeeting.com/ADS2026 and at any postponements or adjournments thereof. To participate in the Meeting virtually, you will need the Control Number included on your proxy card. Please note that those using the dial-in number for the listen-only conference call will not be able to vote or submit questions. This Proxy Statement, the Notice of Virtual Annual Meeting of Shareholders, the accompanying proxy card and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, will be made available to shareholders via the Internet on or about April 30, 2026.

We encourage you to access the Meeting prior to the start time. The live webcast and listen-only conference call will begin promptly at 11:00 a.m., Eastern Time. We will have technicians ready to assist you with any technical difficulties you may have accessing the live webcast or listen-only conference call. If you encounter any difficulties accessing the Meeting during check-in or the Meeting itself, please call the technical support number that will be posted on the Meeting platform log-in page at www.virtualshareholdermeeting.com/ADS2026. Technical support will be available starting at 10:45 a.m., Eastern Time, on June 18, 2026 and will remain available until thirty minutes after the Meeting has finished. The Meeting platform is fully supported across browsers (Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the Meeting. Participants should also give themselves plenty of time to dial into the conference call or log in and ensure that they can hear audio prior to the start of the Meeting.

We encourage you to vote your shares by following the instructions on the proxy card and granting a proxy (i.e., authorizing someone to vote your shares). If you provide voting instructions, either via the Internet, by telephone or by requesting, signing, dating and returning a proxy card, and the Company receives them in time for the Meeting, the persons named as proxies will vote your shares in the manner that you specified. If you give no instructions on the proxy card you execute, the shares covered by the proxy card will be voted FOR the election of the nominees as Trustees and FOR the ratification of the Company’s independent registered public accounting firm.

You may revoke a proxy at any time before it is exercised by notifying the Company’s Secretary in writing, by submitting a properly executed later-dated proxy, or by participating in the Meeting and voting online. Participating in the Meeting does not revoke your proxy unless you also vote online at the Meeting.

If your shares are registered in the name of a bank, brokerage firm or other nominee, you will receive instructions from your bank, broker or other nominee that you must follow in order to instruct how your shares are to be voted at the Meeting.

If you want to submit a question during the Meeting, log into the live webcast at www.virtualshareholdermeeting.com/ADS2026, type your question into the “Ask a Question” field, and click “Submit.”

Only questions submitted via the live webcast that are pertinent to Meeting matters will be answered during the Meeting, subject to time constraints. Please note that no questions may be submitted via the listen-only conference call. Questions or comments that are not related to the proposals under discussion, are about personal concerns not shared by shareholders generally, or use blatantly offensive language may be ruled out of order. Additionally, the Company may not be able to answer multiple questions submitted by the same shareholder. Questions pertinent to Meeting matters that cannot be answered during the Meeting due to time constraints will be posted online and answered at www.virtualshareholdermeeting.com/ADS2026.

Web links throughout this document are provided for convenience only, and the content on the referenced websites does not constitute a part of, and is not otherwise incorporated by reference into, this proxy statement.

Purpose of Meeting

At the Meeting, you will be asked to vote on the following proposals:

1.

To consider and vote upon the election of two Class II Trustees of the Company, who will each serve until the Company’s 2029 Annual Meeting of Shareholders and until their successors are duly elected and qualified;

2.

To consider and vote upon ratifying the selection of Deloitte & Touche LLP (“Deloitte & Touche”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and

3.	To transact such other business as may properly come before the Meeting and any postponement or adjournment thereof.

Voting Securities

You may vote your shares at the Meeting only if you were a shareholder of record at the close of business on April 24, 2026 (the “Record Date”). There were 606,605,129 shares of the Company’s common shares of beneficial interest outstanding (the “Common Shares”) on the Record Date. Each Common Share is entitled to one vote on each matter to be voted on at the Meeting. Shareholders do not have the right to cumulate votes in the election of Trustees.

Quorum Required

A quorum must be present at the Meeting for any business to be conducted. The presence at the Meeting, in person (virtually), or by proxy, of shareholders of the Company holding one third of the outstanding shares of the Company entitled to be cast on the Record Date will constitute a quorum. Abstentions and broker non-votes will be deemed to be present for the purpose of determining a quorum for the Meeting. Those shareholders accessing the Meeting via the listen-only conference call will not be deemed to be “present” for purposes of determining a quorum for the Meeting. If a shareholder of the Company does not vote electronically via the live webcast or does not submit voting instructions to its broker, bank or other nominee, the broker, bank or other nominee will not be permitted to vote the shareholder’s shares on non-routine proposals. The ratification of the selection of Deloitte & Touche as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal 2) is considered routine under applicable rules. The election of trustees (Proposal 1) is considered non-routine under applicable rules. For non-routine proposals, a broker, bank or other nominee that holds shares in street name on behalf of a shareholder must receive voting instructions from the beneficial owner of the shares in order for the shares to be voted at the Meeting. A “broker non-vote” with respect to a matter occurs when a broker, bank or other nominee holding shares on behalf of a beneficial owner has not received voting instructions from the beneficial owner on a particular proposal and does not have, or chooses not to exercise, discretionary authority to vote the shares on such proposals. Please note that, to be sure your vote is counted on the Company’s proposal to elect Trustees, you should instruct your broker, bank, trustee or nominee how to vote your shares by following the voting instructions provided by your broker, bank, trustee or nominee. If you do not provide voting instructions, votes may not be cast on your behalf with respect to such proposal.

Vote Required

Election of Trustees. The election of a Trustee requires the affirmative vote of a plurality of the total votes cast for and affirmatively withheld as to such nominee. If you vote “Withhold Authority” with respect to a nominee, your shares will not be voted with respect to the person indicated. Because Trustees are elected by an affirmative vote of the plurality of the total votes cast for and affirmatively withheld, votes to withhold authority will have the effect of a vote against a nominee. Broker non-votes will not be included in determining the number of votes cast and as a result will have no effect on this proposal.

Ratification of Independent Registered Public Accounting Firm. The affirmative vote of a majority of the votes cast at the Meeting virtually or by proxy is required to ratify the appointment of Deloitte & Touche to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. Abstentions and broker non-votes, if any, will not be included in determining the number of votes cast and as a result will have no effect on this proposal.

Additional Solicitation. If there are not enough shares represented at the Meeting for a quorum or votes to approve or ratify a proposal at the Meeting, the Chairman of the Meeting may adjourn the Meeting to permit the further solicitation of proxies.

A shareholder vote may be taken on any proposal in this Proxy Statement prior to any such adjournment if a quorum is present and there are sufficient votes for approval of such proposal.

Authorizing a Proxy for Shares Held in Your Name

If you are a record holder of Common Shares, you may authorize a proxy to vote on your behalf by following the instructions provided on the proxy card. Authorizing your proxy will not limit your right to participate in the Meeting and vote your shares online. A properly completed and submitted proxy will be voted in accordance with your instructions unless you subsequently revoke your instructions. If you authorize a proxy without indicating your voting instructions, the proxyholder will vote your shares according to the Board of Trustees’ recommendations. Internet and telephone voting procedures are designed to authenticate the shareholder’s identity and to allow shareholders to vote their shares and confirm that their instructions have been properly recorded. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

Revoking Your Proxy

If you are a shareholder of record, you can revoke your proxy at any time before it is exercised by: (i) delivering a written revocation notice that is received prior to the Meeting to Apollo Debt Solutions BDC at 9 West 57th Street, New York, New York 10019, Attention: Secretary; (ii) submitting a later-dated proxy that we receive before the conclusion of voting at the Meeting; or (iii) participating in the Meeting and voting online. If you hold Common Shares through a broker, bank, trustee or nominee, you must follow the instructions you receive from them in order to revoke your voting instructions. Participating in the Meeting does not revoke your proxy unless you also vote online at the Meeting.

Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Meeting. The Company has retained Broadridge Financial Solutions (“Broadridge”) to assist in the solicitation of proxies. The Company expects to pay market rates for such services, with an estimated fee of approximately $20,000 plus expenses. As the Meeting date approaches, certain shareholders of the Company may receive a telephone call from a representative of Broadridge if their proxy authorizations have not yet been received. Authorization to permit Broadridge to execute proxies may be obtained by telephonically or electronically transmitted instructions from shareholders of the Company. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Company believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Broadridge representative is required to ask each shareholder to confirm his or her full name and to confirm a portion of the address that appears on the shareholder’s account registration. The Broadridge representative will ask the shareholder to confirm that he or she has either received the proxy materials in the mail or has been provided a notice and access notification. If the shareholder is a corporation or entity, the Broadridge representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited matches the information provided to Broadridge, then the Broadridge representative has the responsibility to explain the process, read the proposals listed on the proxy card and ask for the shareholder’s instructions on the proposals. Although the Broadridge representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Broadridge will record the shareholder’s instructions electronically and submit the instructions electronically to be tabulated. The shareholder will be sent a letter to confirm his or her proxy authorization and provide instructions for making corrections if his or her voting instructions are not correctly reflected in the confirmation.

We have requested that brokers, nominees, fiduciaries and other persons holding shares in their names, or in the names of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. We will reimburse such persons for their reasonable expenses in so doing.

In addition to mail and email, proxies may be solicited personally via the Internet or by telephone or facsimile transmission by trustees or officers of the Company or officers or employees of Apollo Credit Management, LLC (“ACM”), our investment adviser (without special compensation). ACM is located at 9 West 57th Street, New York, New York 10019.

Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, to our knowledge, no person would be presumed under the Investment Company Act of 1940, as amended (the “1940 Act”), to “control” us, as such term is defined in the 1940 Act.

Our Trustees consist of independent Trustees (Trustees who are not “interested persons” (as defined in the 1940 Act) of the Company, and therefore not affiliates of ACM) (“Independent Trustees”) and interested Trustees. Interested Trustees are “interested persons” of the Company, as defined in the 1940 Act (“Interested Trustees”).

The following table sets forth, as of the Record Date, the number of Common Shares beneficially owned by the Trustee nominees and each of our other Trustees and our current Executive Officers. As of the Record Date, the Company’s Trustees and Executive Officers, as a group, owned less than 1% of the Company’s outstanding Common Shares.

Name and Address (1)	Amount and Nature of Beneficial Ownership	Percent of Class (2)
Meredith Coffey	4,469	*
Christine Gallagher	2,686	*
Michael Porter	600	*
Carl J. Rickertsen	4,000	*
Sheryl Schwartz	—	*
Earl Hunt	63,694	*
Ryan Del Giudice	—	*
Kristin Hester	866	*
Eric Rosenberg	1,105	*
Adam Eling	2,765	*
All Trustees and Executive Officers as a Group (10 persons)	80,184	*

*	Represents less than 1% of the outstanding shares.
(1)	The business address of the Trustee nominees, Trustees and Executive Officers is c/o Apollo Debt Solutions BDC, 9 West 57th Street, New York, New York 10019.
(2)	Based on 606,605,129 Common Shares outstanding as of the Record Date.

Dollar Range of Securities Beneficially Owned by Trustees

The following table sets forth the dollar range of our Common Shares beneficially owned by the Trustee nominees and each of our other Trustees as of the Record Date. Information as to the beneficial ownership is based on information furnished to the Company by such persons.

Trustees and Nominees	Dollar Range of Common Shares in the Company (1)	Aggregate Dollar Range of Equity Securities Held in All Funds Overseen or to be Overseen by Directors or Nominees in the Fund Complex(1)(2)
Independent Trustees and Nominees
Meredith Coffey	Over $100,000	Over $100,000
Christine Gallagher	$50,001 – $100,000	$50,001 – $100,000
Michael Porter	$10,001 – $50,000	$10,001 – $50,000
Carl J. Rickertsen	$50,001 – $100,000	$50,001 – $100,000
Sheryl Schwartz	None	None
Interested Trustee
Earl Hunt	Over $100,000	Over $100,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
(2)

“Fund Complex” comprises registered investment companies for which the Investment Adviser or an affiliate of the Investment Adviser serves as investment adviser. The Fund Complex is currently comprised of: the Company, Apollo Diversified Credit Fund, Apollo Diversified Real Estate Fund, Apollo Origination II (Levered) Capital Trust, Apollo Origination II (UL) Capital Trust, Apollo S3 Private Markets Fund, MidCap Apollo Institutional Private Lending and MidCap Financial Investment Corporation.

PROPOSAL 1: ELECTION OF TRUSTEES

Pursuant to the Company’s declaration of trust and bylaws, the Board of Trustees may modify the number of members of the Board of Trustees provided that the number thereof shall never be less than one. In accordance with the bylaws, the Company currently has six members on the Board of Trustees. Trustees are divided into three classes and are generally elected for staggered terms of three years each, with a term of office of one of the three classes of Trustees expiring each year. The Company may have cause to propose a term of less than three years for a Trustee as it may deem necessary. Each Trustee will hold office for the term to which he or she is elected or until his or her successor is duly elected and qualified.

A shareholder can vote for, or withhold his or her vote from, any nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominees named below. If a nominee should decline or be unable to serve as a Trustee, it is intended that the proxy will be voted for the election of such person as is nominated by the Board of Trustees as a replacement. The Board of Trustees has no reason to believe that any of the persons named below will be unable or unwilling to serve.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information about the Nominees and Trustees

Certain information with respect to the Class II Trustee nominees for election at the Meeting, as well as each of the other Trustees who are not standing for re-election, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person held during the last five years, and the year in which each person became a Trustee of the Company.

Michael Porter and Carl J. Rickertsen each have been nominated for election for a three-year term expiring at the Company’s 2029 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Messrs. Porter and Rickertsen currently serve as Trustees of the Company. Neither Messrs. Porter nor Rickertsen are being proposed for election pursuant to any agreement or understanding between Messrs. Porter and Rickertsen and the Company.

Nominees for Class II Trustees—Term Expiring in 2029

Name, Address and Age(1)	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past 5 Years	Other Directorships of Public or Registered Investment Companies Held by Trustee or Nominee for Trustee during Past 5 Years(2)
Independent Trustees

Michael Porter, 42	Trustee	Class II Trustee since 2021.	Vice President, Corporate Development and Strategy, Netflix, 2014-2025.	Trustee, Apollo Diversified Real Estate Fund, 2025-present; Trustee, Apollo S3 Private Markets Fund, 2023-present; Trustee, Apollo Diversified Credit Fund, 2022-present; Director, Ednovate Charter School, 2020-present.

Carl J. Rickertsen, 66	Trustee	Class II Trustee since 2021.	Managing Partner, Pine Creek Partners, 2015-present.	Trustee, Apollo Origination II (Levered) Capital Trust, 2025-present; Trustee, Apollo Origination II (UL)

Name, Address and Age(1)	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past 5 Years	Other Directorships of Public or Registered Investment Companies Held by Trustee or Nominee for Trustee during Past 5 Years(2)
Capital Trust, 2025-present; Director, Magnera Corporation, 2024-present; Trustee, Apollo S3 Private Markets Fund, 2023-present; Trustee, Apollo Diversified Credit Fund, 2022-present; Director, Hut 8 Corp., 2022-present; Director, Strategy Inc., 2002-present; Director, Berry Global Inc., 2013-2024; Director, Apollo Senior Floating Rate Fund Inc., 2011-2023; Director, Apollo Tactical Income Fund Inc., 2013-2023.

CONTINUING TRUSTEES (not up for election at the Meeting)

Class III Trustees—Term Expiring in 2027

Name, Address and Age(1)	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past 5 Years	Other Directorships of Public or Registered Investment Companies Held by Trustee or Nominee for Trustee during Past 5 Years(2)
Independent Trustee

Sheryl Schwartz, 62	Trustee	Class III Trustee since 2025.	Professor, Fordham University, 2020-present; Chief Investment Officer, Alti Financial, 2020-2025.	Trustee, Apollo S3 Private Markets Fund, 2026-present; Trustee, Apollo Diversified Credit Fund, 2025-present; Director, GAIA Reit, 2023-present; Director, Cartesian Growth II, 2021-present.
Interested Trustee

Earl Hunt, 45(2)	Trustee, Chairperson and Chief Executive Officer	Class III Trustee since 2021.

Partner, Apollo Global

Management, Inc., 2021-

present; Chairman, Trustee, and Chief Executive Officer, Apollo Origination II (Levered) Capital Trust and Apollo Origination II (UL) Capital Trust, 2025-present; Chairman, Trustee, and President, Apollo Diversified Credit Fund, 2022-present; Chairman, Trustee, and Chief Executive Officer, Apollo Debt Solutions BDC, 2021-present.

Trustee, Apollo Origination II (Levered) Capital Trust, 2025-present; Trustee, Apollo Origination II (UL) Capital Trust, 2025-present; Trustee, Apollo Diversified Credit Fund, 2022-present.

CONTINUING TRUSTEES (not up for election at the Meeting)

Class I Trustees—Term Expiring in 2028

Name, Address and Age(1)	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past 5 Years	Other Directorships of Public or Registered Investment Companies Held by Trustee or Nominee for Trustee during Past 5 Years(2)
Independent Trustees

Meredith Coffey, 57	Trustee	Class I Trustee since 2021.	Head of Research and Co-Head of Public Policy, Loan & Syndications Trading Association, 2008-2023.	Trustee, Apollo Origination II (Levered) Capital Trust, 2025-present; Trustee, Apollo Origination II (UL) Capital Trust, 2025-present; Trustee, Apollo S3 Private Markets Fund, 2023-present; Trustee, Apollo Diversified Credit Fund, 2022-present; Director, Apollo Senior Floating Rate Fund Inc., 2023-2024; Director, Apollo Tactical Income Fund Inc., 2023-2024.

Christine Gallagher, 41	Trustee	Class I Trustee since 2021.	Customer Experience Social Impact & Strategic Initiatives Manager, Leidos QTC Health Services, 2024-present; Founder and President, Military Quality of Life Consulting, LLC, 2015-present; Chief of Staff of Military & Veterans Health Solutions, Leidos, 2021-2023; Community Engagement Manager of Military and Family Life Counseling Program, Leidos, 2021-2023.	Trustee, Apollo Diversified Real Estate Fund, 2025-present; Trustee, Apollo S3 Private Markets Fund, 2023-present; Trustee, Apollo Diversified Credit Fund, 2022-present.

(1)	The business address of the Trustee nominees, Trustees and Executive Officers is c/o Apollo Debt Solutions BDC, 9 West 57th Street, New York, New York 10019.
(2)	Mr. Hunt is an interested Trustee due to his affiliation with ACM and its affiliates.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Corporate Governance

Trustee Independence. The 1940 Act requires that at least a majority of the Company’s Trustees not be “interested persons” (as defined in the 1940 Act) of the Company and ACM. On an annual basis, each member of our Board of Trustees is required to complete an independence questionnaire designed to provide information to assist the Board of Trustees in determining whether the Trustee is independent under the 1940 Act, our corporate governance guidelines and the NASDAQ listing standards. Our Board of Trustees has determined that each of our Trustees, other than Mr. Hunt, are independent under applicable standards for independence. Our governance guidelines require any Trustee who has previously been determined to be independent to inform the Chairperson of the Board of Trustees, the Chairperson of the Nominating and Governance Committee and our Corporate Secretary of any change in circumstance that may cause his or her status as an Independent Trustee to change. The Board of Trustees limits membership on the Audit Committee and the Nominating and Governance Committee to Independent Trustees.

Board of Trustees’ Oversight Role in Management. The Board of Trustees’ role in management of the Company is oversight. As is the case with virtually all investment companies, including externally managed business development companies such as the Company (as distinguished from operating companies), service providers to the Company, primarily ACM and its affiliates, have responsibility for the day-to-day management of the Company, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board of Trustees, acting at its scheduled meetings, or the Chairman, acting between Board of Trustees meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Company’s Chief Executive Officer and its Chief Financial Officer (or a senior representative of their respective offices), the Company’s and ACM’s Chief Compliance Officer, and portfolio management personnel. The Audit Committee of the Board of Trustees (which consists of all Independent Trustees) meets regularly, and between meetings the Audit Committee Chair maintains contact with the Company’s independent registered public accounting firm, the Company’s Chief Financial Officer and the internal auditor. In addition, at its quarterly meetings, the Audit Committee meets with the independent valuation service providers that evaluate certain of the Company’s securities holdings for which there are not readily available market values. The Board of Trustees also receives periodic presentations from senior personnel of ACM or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, personal trading, valuation, credit and investment research. The Board of Trustees has adopted policies and procedures designed to address certain risks of the Company. In addition, the Company, ACM and other service providers to the Company have adopted a variety of policies, procedures and controls designed to address particular risks to the Company. However, it is not possible to eliminate all of the risks applicable to the Company. The Board of Trustees also receives reports from counsel to the Company or counsel to ACM and the Board of Trustees’ own independent legal counsel regarding regulatory compliance and governance matters. The Board of Trustees’ oversight role does not make the Board of Trustees a guarantor of the Company’s investments or activities, or the activities of any of the Company’s service providers, on behalf of the Company.

Board of Trustees Composition and Leadership Structure. The 1940 Act requires that at least a majority of the Company’s Trustees be Independent Trustees. Currently, five of the Company’s six Trustees are Independent Trustees. The Chairman of the Board of Trustees is an interested person of the Company. The Board of Trustees has determined that its leadership structure, in which 83% of the Trustees are not affiliated with ACM, is appropriate in light of the services that ACM and its affiliates provide to the Company and potential conflicts of interest that could arise from these relationships.

Information About Each Trustee’s Experience, Qualifications, Attributes or Skills. Additional information about each Trustee follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Trustee possesses which the Board of Trustees believes has prepared them to be effective Trustees. The Board of Trustees believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the board level, with no single Trustee, or particular factor, being indicative of board effectiveness. However, the Board of Trustees believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Company management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board of Trustees believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including on the Board of

Trustees of the Company) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Trustees are counseled by their own independent legal counsel, who participates in Board of Trustees meetings and interacts with ACM, and also may benefit from information provided by the Company’s or ACM’s counsel. Both the Board of Trustees’ and the Company’s counsel have significant experience advising funds and fund board members. The Board of Trustees and its committees have the ability to engage other experts as appropriate. The Board of Trustees evaluates its performance on an annual basis.

Independent Trustees

Meredith Coffey. Ms. Coffey is a Trustee, a member of the Company’s Audit Committee and Chairperson of the Company’s Nominating and Governance Committee. From 2008 to 2023, Ms. Coffey was an Executive Vice President of the Loan Syndications and Trading Association (“LSTA”), ran the LSTA’s Research Department and co-headed the LSTA’s regulatory and CLO efforts, which helped facilitate continued availability of credit and the efficiency of the loan market. In addition, Ms. Coffey headed efforts to analyze current and anticipated loan market developments, helping the LSTA build strategy and improve market efficiency, and providing commentary through weekly newsletters, periodic conferences and webcasts. Ms. Coffey and the analyst team also engaged market participants, press and regulators on issues and developments in the global loan market. Ms. Coffey has published analysis on the syndicated loan market in numerous books and periodicals, presented frequently, and has testified several times before Congress on issues pertaining to the loan and CLO markets. Prior to joining the LSTA, Ms. Coffey was Senior Vice President and Director of Analysis focusing on the loan and adjacent markets for Thomson Reuters LPC, working in and running loan research for 15 years. Ms. Coffey has a BA in Economics from Swarthmore College and a graduate degree in Economics from New York University.

Christine “C.C.” Gallagher. Ms. Gallagher is a Trustee, a member of the Company’s Audit Committee and a member of the Company’s Nominating and Governance Committee. Ms. Gallagher serves as the Customer Experience (CX) Social Impact & Strategic Initiatives Manager at Leidos QTC Health Services. Commencing in March 2021, Ms. Gallagher has held the roles of Chief of Staff, Leidos Military & Veterans Health Solutions; and Communications and Engagement Manager, Military and Family Life Counseling (MFLC) Program (West). She is also president of Military Quality of Life Consulting (MQOLC), LLC, a company she founded in 2015 that equips professional organizations to fulfill their goal of supporting the military community through corporate social responsibility, corporate philanthropy and cause marketing. In 2020, MQOLC’s mission expanded with a new product offering, the Stressless PCS Kit. From 2015 to 2019, Ms. Gallagher served as an agile IT project manager for BAM Technologies, LLC. She has served as a program director for multiple national military service organizations during her career. She was a Lecturer, Faculty Academic Advisor and Adjunct Professor at Troy University and Austin Peay State University in each of the respective school’s communications department from 2009 to 2016. Ms. Gallagher has served on the board of several national and local military service organizations. Ms. Gallagher has an MS from the University of Tennessee and a BS from the University of Florida.

Michael Porter. Mr. Porter is a Trustee, a member of the Company’s Audit Committee and a member of the Company’s Nominating and Governance Committee. He also currently serves on the Board of Directors of Ednovate Charter School, joining that board in December 2020. Mr. Porter worked at Netflix for over a decade, most recently holding the position VP, Corporate Development and Strategy. Prior to joining Netflix, Mr. Porter spent two years as an investment associate, including at Vista Equity Partners, focusing on software private equity products. He also worked as an entertainment finance associate in J.P. Morgan Chase’s Entertainment Industries Group. Mr. Porter has over twenty years of finance experience related to equity research, corporate development, investment banking and private equity. Mr. Porter has an MBA from Harvard Business School and a BA in international business from the University of California, Berkeley.

Carl J. Rickertsen. Mr. Rickertsen is a Trustee, a member of the Company’s Audit Committee and a member of the Company’s Nominating and Governance Committee. Mr. Rickertsen is currently a Managing Partner of Pine

Creek Partners, a private equity investment firm, a position he has held since January 2005. From January 1998 to January 2005, Mr. Rickertsen was Chief Operating Officer and a partner at Thayer Capital Partners, a private equity investment firm. From September 1994 to January 1998, Mr. Rickertsen was a Managing Partner at Thayer. Mr. Rickertsen was a founding partner of three Thayer investment funds totaling over $1.4 billion and is a published author. Mr. Rickertsen currently serves on the Board of Directors for Strategy Incorporated, a publicly-traded software firm; Magnera Corporation, a global manufacturer of advanced nonwovens and specialty materials; and Hut 8 Corp., North America’s innovation-focused digital asset miner. Mr. Rickertsen formerly served on the Board of Directors for Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc., and was formerly a board member of the following publicly-traded companies: Berry Plastics Group, Inc., a leading provider of value-added plastic consumer packaging and engineered materials; Noranda Aluminum Holding Corporation, an integrated provider of value-added primary aluminum products and rolled aluminum coils; Convera Corporation, a search-engine software company; UAP Holding Corp., a distributor of agriculture products; and Homeland Security Capital Corporation, a specialized technology provider to government and commercial customers. Mr. Rickertsen received a BS from Stanford University and an MBA from Harvard Business School.

Sheryl Schwartz. Ms. Schwartz is a Trustee, the Chairperson of the Company’s Audit Committee and a member of the Company’s Nominating and Governance Committee. Ms. Schwartz served as Chief Investment Officer of Alti Financial, a platform focused on democratizing private equity, from 2020 until 2025. From 2013 to 2020, she was a Managing Director at Caspian Private Equity, where she managed an investment portfolio of private market investments of more than $3 billion. From 2010 to 2013, she was a Senior Managing Director at Perseus and Managing Director of Perseus Mezzanine Finance. From 1988 to 2010, Ms. Schwartz served as Managing Director of Alternative Investments at TIAA, a Fortune 100 diversified financial services firm, managing an investment portfolio of more than $13 billion. Ms. Schwartz has also been a board member of Cartesian Growth II since 2021 and GAIA Reit since 2023 and works on consulting projects. In addition to her commercial activities, Ms. Schwartz is also an Adjunct Professor of Private Equity and Finance at the Fordham Gabelli School of Business, and a board member of the Women’s Association of Venture and Equity (WAVE) since 2007. Ms. Schwartz received both her MBA and BA from New York University.

Interested Trustee

Earl Hunt. Mr. Hunt is a Partner and the Chairman and Chief Executive Officer of Apollo Debt Solutions BDC, Apollo Origination II (Levered) Capital Trust, and Apollo Origination II (UL) Capital Trust. Mr. Hunt also serves as Chairman and President of Apollo Diversified Credit Fund. Prior to joining in 2021, Mr. Hunt was a Partner in the Global Markets division at Goldman Sachs where he was responsible for strategic client coverage. He also served as a member of the Goldman Sachs Partnership Committee and Global Markets Operating Committee. Previously, Mr. Hunt was Co-Head of US Distressed & Par Loan sales at Goldman Sachs. Before that, Mr. Hunt worked at Citi as a Director in Leveraged Finance sales. Mr. Hunt earned a BA in Economics from Brown University and is a member of the Brown University Board of Trustees.

Committees of the Board of Trustees

As of December 31, 2025, our Board of Trustees had established an Audit Committee and a Nominating and Governance Committee. For the fiscal year ended December 31, 2025, the Board of Trustees of the Company held five Board of Trustees meetings, four Audit Committee meetings and two Nominating and Governance Committee meetings. Each Trustee attended at least 75% of the combined number of meetings of the Board of Trustees and meetings of committees on which he or she served during the fiscal year ended December 31, 2025.

The Company requires each Trustee to make a diligent effort to attend all Board of Trustees and committee meetings, and encourages Trustees to attend the annual meeting of shareholders. All Trustees attended the 2025 Annual Meeting of Shareholders.

Audit Committee. The Audit Committee operates pursuant to an Audit Committee Charter approved by the Board of Trustees. The charter sets forth the responsibilities of the Audit Committee, which include serving as an independent and objective party to assist the Board of Trustees in selecting, engaging and discharging an independent registered public accounting firm (the “auditors”), reviewing the plans, scope and results of the audit engagement with our auditors, approving professional services provided by our auditors (including compensation therefore), reviewing the independence of our auditors and reviewing the adequacy of our internal controls over financial reporting. The Audit Committee is composed of each of the Independent Trustees: Messrs. Porter and Rickertsen and Mses. Coffey, Gallagher, and Schwartz, all of whom are considered independent as defined in Section 2(a)(19) of the 1940 Act. Ms. Schwartz serves as the Chairperson of the Audit Committee. The Board of Trustees has determined that Mr. Rickertsen and Ms. Schwartz qualify as “audit committee financial experts” as that term is defined under Item 401 of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee Charter is available on the Company’s website at www.apollo.com/ads-bdc.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for making nominations for the appointment or election of Independent Trustees. The Nominating and Governance Committee is composed of each of the Independent Trustees, whom, after the Meeting will be: Messrs. Porter and Rickertsen and Mses. Coffey, Gallagher, and Schwartz. Ms. Coffey currently serves as the Chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee has adopted a written Nominating and Governance Committee Charter which is available on the Company’s website at www.apollo.com/ads-bdc.

The Nominating and Governance Committee will consider nominees to the Board of Trustees recommended by a shareholder, if such shareholder complies with the advance notice provisions of our bylaws. Our bylaws provide that a shareholder who wishes to nominate a person for election as a Trustee at a meeting of shareholders must deliver written notice to our Corporate Secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the bylaws. In order to be eligible to be a nominee for election as a Trustee by a shareholder, such potential nominee must deliver to our Corporate Secretary a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the Board of Trustees, and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and share ownership and trading policies and guidelines.

Criteria considered by the Nominating and Governance Committee in evaluating the qualifications of individuals for election as members of the Board of Trustees include:

•	to the extent required, compliance with the independence and other applicable requirements of the federal securities laws and any other applicable laws, rules or regulations;

•

the ability to contribute to the effective management of the Company, taking into account the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with the Company’s management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties;

•

the educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including on the Board of Trustees) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences; and

•

personal and professional integrity, character, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Nominating and Governance Committee considers appropriate.

Communication with the Board of Trustees

Shareholders with questions about the Company are encouraged to contact the Company’s Investor Relations Department. However, if shareholders believe that their questions have not been addressed, they may communicate with the Company’s Board of Trustees by sending their communications to c/o Apollo Debt Solutions BDC, 9 West 57th Street, New York, New York 10019. All shareholder communications received in this manner will be delivered to one or more members of the Board of Trustees.

Information about Executive Officers Who Are Not Trustees

The following information, as of the Record Date, pertains to our Executive Officers who are not Trustees of the Company.

Name, Address and Age(1)	Position(s) Held with Company	Principal Occupation(s) During at Least the Past 5 Years
Kristin Hester, 45	Chief Legal Officer and Secretary	Managing Director, General Counsel—Global Wealth, Apollo Global Management, Inc., 2015-present; Chief Legal Officer and Secretary, Apollo Origination II (Levered) Capital Trust and Apollo Origination II (UL) Capital Trust, 2025-present; Chief Legal Officer and Secretary, Apollo Diversified Real Estate Fund, 2024-present; Chief Legal Officer, Secretary and Vice President, MidCap Apollo Institutional Private Lending, 2024-present; Chief Legal Officer and Secretary of Apollo S3 Private Markets Fund, 2023-present; Chief Legal Officer and Secretary, Apollo Diversified Credit Fund, 2022-present; Chief Legal Officer, MidCap Financial Investment Corporation, Apollo Debt Solutions BDC, and Redding Ridge Asset Management LLC, 2022-present; Chief Legal Officer, Apollo Tactical Income Fund Inc. and Apollo Senior Floating Rate Fund Inc., 2022-2024.
Ryan Del Giudice, 35	Chief Compliance Officer	Principal, Apollo Global Management, Inc., 2022-present; Chief Compliance Officer, Apollo Origination II (Levered) Capital Trust and Apollo Origination II (UL) Capital Trust, 2025-present; Chief Compliance Officer, MidCap Apollo Institutional Private Lending, 2024-present; Chief Compliance Officer, MidCap Financial Investment Corporation, Apollo Debt Solutions BDC and Apollo S3 Private Markets Fund, 2023-present; Chief Compliance Officer, Apollo Diversified Real Estate

Name, Address and Age (1)	Position(s) Held with Company	Principal Occupation(s) During at Least the Past 5 Years
Fund, 20
18
-present; Chief Compliance Officer, Apollo Diversified Credit Fund, 2018-present; Chief Compliance Officer, Apollo Tactical Income Fund Inc. and Apollo Senior Floating Rate Fund Inc., 2023-2024; Chief Compliance Officer, Griffin Capital Asset Management Company, LLC, 2017-2022.
Eric Rosenberg, 58	Chief Financial Officer	Managing Director, Apollo Global Management, Inc., 2023-present; Chief Operating Officer and Chief Financial Officer, Investment Firm, 2022-2023; Chief Financial Officer and Managing Director, Anchorage Capital Group, 2016-2022.
Adam Eling, 43	Chief Operating Officer	Managing Director, Apollo Global Management, Inc., 2012-present.

(1)	The business address of each executive officer is c/o Apollo Debt Solutions BDC, 9 West 57th Street, New York, New York 10019.
Code
of Ethics
The Company has adopted a code of conduct (the “Code of Conduct”) that applies to its officers, including its Chief Executive Officer, Chief Financial Officer and Treasurer, or persons performing similar functions. A copy of our Code of Conduct is available on the Company’s website, www.apollo.com/ads-bdc.
The Company has also adopted a code of ethics (the “Code of Ethics”) pursuant to Rule
17j-1
under the 1940 Act, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the Code of Ethics are permitted to invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the requirements of the Company’s Code of Ethics. A copy of our code of ethics is filed as an exhibit to the Company’s most recent Annual Report on Form
10-K.
Insider Trading Policy
The Company has adopted an insider trading policy, that governs the purchase, sale and other dispositions of the Company’s securities by Trustees, officers and employees, and are reasonably designed to promote compliance with insider trading laws, rules and regulations. A copy of our insider trading policy is filed as an exhibit to the Company’s most recent Annual Report on
Form 10-K.

Table of Contents
Compensation of Trustees and Executive Officers
The following table shows information regarding the compensation received by the Trustees and Executive Officers for the fiscal year ended December 31, 2025. No compensation is paid by the Company to the interested Trustees.

Name	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of Company Expenses (1)	Total Compensation from the Company paid to Trustee/Executive Officer
Independent Trustees
Meredith Coffey	$163,000	None	$401,500
Christine Gallagher	$163,000	None	$288,547
Michael Porter	$163,000	None	$288,547
Carl J. Rickertsen	$167,505	None	$467,249
Sheryl Schwartz	$70,914	None	$96,355
Interested Trustees
Earl Hunt	None	None	None
Executive Officers
Ryan Del Giudice	None	None	None
Eric Rosenberg	None	None	None
Kristin Hester	None	None	None
Adam Eling	None	None	None

(1)	We do not have a profit sharing or retirement plan, and our Trustees and Executive Officers do not receive any pension or retirement benefits.
Compensation of Trustees
Each Trustee who does not also serve in an executive officer capacity for us or ACM is entitled to receive annual cash retainer fees, fees for participating in the in-person
board and committee meetings and annual fees for serving as a committee chairperson, determined based on our net assets as of the end of each fiscal quarter. Each Trustee will receive an annual cash retainer of $50,000 (if the Company’s total assets are less than $1 billion), $75,000 (if the Company’s total assets are equal to or greater than $1 billion, but less than $2 billion), $150,000 (if the Company’s total assets are equal to or greater than $2 billion, but less than $20 billion), $200,000 (if the Company’s total assets are equal to or greater than $20 billion, but less than $25 billion), $250,000 (if the Company’s total assets are equal to or greater than $25 billion, but less than $30 billion) or $300,000 (if the Company’s total assets are equal to or greater than $30 billion). The Company’s net assets currently exceed $25 billion. Each Trustee will also receive $2,500 for each Board of Trustees meeting attended and $1,000 for each committee meeting attended. If the Board of Trustees meeting is telephonic each Trustee will receive $1,500 for each Board of Trustees meeting attended. In addition, the Chair of the Audit Committee receives an annual cash retainer of $10,000 and each other committee chair shall receive an additional annual cash retainer of $5,000. Each Trustee is paid quarterly in arrears.
We also reimburse each Trustee for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket
expenses incurred in connection with attending each Board of Trustees meeting and each committee meeting not held concurrently with a Board of Trustees meeting.
Compensation of Executive Officers
None of the Company’s executive officers receive direct compensation from the Company. The Company does not engage any compensation consultants. The compensation of the principals and other investment

Table of Contents
professionals of ACM is paid by ACM. Compensation paid to the Company’s Chief Financial Officer and Chief Compliance Officer is set by ACM and is subject to reimbursement by the Company of the allocable portion of such compensation for services rendered to the Company. Compensation paid to the Chief Compliance Officer is also approved by the Board of Trustees, including a majority of the Independent Trustees, in accordance with Rule
38a-1
under the 1940 Act.
Policies and Practices Related to the Timing of Equity Awards
The Company does not grant options, and accordingly, we have no policy, program, practice, or plan pertaining to the timing of stock option grants with respect to the release of material non-public
information. Furthermore, given that we do not directly compensate our executive officers, we also have not timed the release of material non-public
information for the purpose of affecting the value of executive compensation.
Certain Relationships and Transactions
Transactions with Related Persons
. We have entered into the Investment Advisory Agreement with ACM pursuant to which we pay ACM a management fee at an annual rate of 1.25% of the value of the Company’s net assets as of the beginning of the first calendar day of the month. For purposes of the Investment Advisory Agreement, net assets means the Company’s total assets less liabilities determined on a consolidated basis in accordance with U.S. GAAP. We also pay ACM a two-part
incentive fee based on (i) the amount by which our
pre-incentive
fee net investment income returns exceed a certain “hurdle rate” and (ii) our capital gains. In addition, pursuant to the Investment Advisory Agreement and an Administration Agreement between the Company and ACM, we will reimburse ACM for certain expenses as they occur. Each of the Investment Advisory Agreement and the Administration Agreement has been approved by the Board of Trustees. Unless earlier terminated, each of the Investment Advisory Agreement and the Administration Agreement will remain in effect for a period of two years from the date it first became effective and will remain in effect from year-to-year
thereafter if approved annually by a majority of the Board of Trustees, including a majority of the Independent Trustees, or by the holders of a majority of our outstanding voting securities.
We have entered into a royalty-free license agreement with Apollo IP Holdings, LLC (“AIH”), pursuant to which AIH has agreed to grant us a non-exclusive
license to use the name “Apollo.” Under the license agreement, we have the right to use the “Apollo” name for so long as ACM or one of its affiliates remains our investment adviser.
With respect to Trustee independence, please refer to the Corporate Governance section herein.
THE BOARD OF TRUSTEES, BASED ON THE APPROVAL AND RECOMMENDATION OF THE AUDIT COMMITTEE, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF DELOITTE & TOUCHE AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

PROPOSAL II: RATIFICATION OF

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting held on March 11, 2026, the Company’s Audit Committee approved and the Board of Trustees, including a majority of the Independent Trustees, approved and ratified the selection of Deloitte & Touche as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The Company expects that a representative of Deloitte & Touche will be present virtually at the Meeting, and will have an opportunity to make a statement (if the representative so desires) and to respond to appropriate questions. After reviewing the Company’s audited financial statements for the fiscal year ended December 31, 2025, the Board of Trustees’ Audit Committee recommended to the Board of Trustees that such statements be included in the Company’s most recent Annual Report on Form 10-K. A copy of the Audit Committee’s Report appears below.

Fees Paid

Audit Fees: Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Deloitte & Touche in connection with statutory and regulatory filings. Audit fees billed during the fiscal years ended December 31, 2025 and December 31, 2024 were $991,875 and $681,966, respectively.

Audit-Related Fees: Audit-related services consist of fees billed by Deloitte & Touche for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. The audit-related fees billed during the fiscal years ended December 31, 2025 and December 31, 2024 were $180,000 and $220,000, respectively.

Tax Services Fees: Tax services fees consist of fees billed by Deloitte & Touche for professional tax services. These services also include assistance regarding federal, state and local tax compliance. The tax services fees billed during the fiscal years ended December 31, 2025 and December 31, 2024 were $85,790 and $54,763, respectively. Tax services fees include work related to, among other things, preparation and review of the Company’s tax returns.

All Other Fees: Other fees would include fees billed by Deloitte & Touche for products and services other than the services reported above, of which there were none during the fiscal years ended December 31, 2025 and December 31, 2024.

Audit Committee Pre-Approval Policy

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Deloitte & Touche, the Company’s auditors. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of such service does not impair the auditors’ independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated reports any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

All services described above under “Audit-Related Fees” and “Tax Services Fees” were pre-approved by the Audit Committee.

Audit Committee Report

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2025.

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management and Deloitte & Touche, the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025, with and without management present. The Audit Committee included in its review results of Deloitte & Touche’s examinations, the Company’s internal controls, and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s Chief Executive Officer and Chief Financial Officer that are required in periodic reports filed by the Company with the Commission. The Audit Committee is satisfied that the Company’s internal control system is adequate and that the Company employs appropriate accounting and auditing procedures.

The Audit Committee also has discussed with Deloitte & Touche matters relating to Deloitte & Touche’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by the Statement on Auditing Standards No. 1301 as amended (Communications with Audit Committee). In addition, the Audit Committee has discussed with Deloitte & Touche their independence from management and the Company, as well as the matters in the written disclosures received from Deloitte & Touche and required by applicable requirements of the PCAOB and the Commission. The Audit Committee received a letter from Deloitte & Touche confirming their independence and discussed it with them. The Audit Committee discussed and reviewed with Deloitte & Touche the Company’s critical accounting policies and practices, internal controls, other material written communications to management, the scope of Deloitte & Touche’s audits and all fees paid to Deloitte & Touche during the fiscal year ended December 31, 2025. The Audit Committee has adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by Deloitte & Touche for the Company. The Audit Committee has reviewed and considered the compatibility of Deloitte & Touche’s performance of non-audit services with the maintenance of Deloitte & Touche’s independence as the Company’s independent registered public accounting firm.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board of Trustees (and the Board of Trustees has approved) that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the Commission. In addition, the Audit Committee has engaged Deloitte & Touche to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, and has directed that the selection of Deloitte & Touche be submitted to the Company’s shareholders for ratification.

March 11, 2026

The Audit Committee Meredith Coffey Christine Gallagher Michael Porter Carl J. Rickertsen Sheryl Schwartz, Chair

The material in this report is not “soliciting material,” is not deemed “filed” with the Commission, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER BUSINESS

The Board of Trustees knows of no other business to be presented for action at the Meeting. If any matters do come before the Meeting on which action can properly be taken, it is intended that the proxies shall vote in their discretion.

Whether or not you expect to participate in the Meeting, please follow the instructions on the proxy card to vote via the Internet or telephone, or request, sign, date and return a proxy card so that you may be represented at the Meeting. The Meeting will be a completely virtual meeting of shareholders and will be conducted exclusively by webcast. To participate in the Meeting, visit www.virtualshareholdermeeting.com/ADS2026, and, in each case, enter the 16-digit control number included on the proxy card you received, or in the instructions that accompanied your proxy materials. Online check-in will begin at 10:00 a.m., Eastern Time. Please allow time for online check-in procedures. For questions regarding the Meeting please call the support number that will be posted on the Meeting platform log-in page at www.virtualshareholdermeeting.com/ADS2026.

SUBMISSION OF SHAREHOLDER PROPOSALS

The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at an annual meeting of shareholders unless certain securities law requirements are met. A shareholder who intends to present a proposal at that Meeting pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”) must submit the proposal in writing to the Company at its address in New York, New York, and the Company must receive the proposal no later than December 31, 2026, in order for the proposal to be considered for inclusion in the Company’s proxy statement for that meeting.

Pursuant to our current bylaws, notices of business proposals or a nomination(s) of individuals for election as a trustee at the 2027 Annual Meeting of Shareholders, other than shareholder proposals to be included in our proxy statement pursuant to Rule 14a-8, should be addressed to Kristin Hester, Secretary, Apollo Debt Solutions BDC, 9 West 57th Street, New York, New York 10019 and should be received by the Company not earlier than December 1, 2026 and not later than 5:00 p.m., Eastern Time, on December 31, 2026. In the event that the date of the next annual meeting is advanced or delayed by more than 30 days from the first anniversary of the Meeting, a notice by the shareholder, to be timely, must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. A shareholder’s notice must contain information specified in our bylaws about the shareholder, its affiliates, and the proposed business or nominee for election as a trustee.

REPORTING ACCOUNTING COMPLAINTS TO THE AUDIT COMMITTEE

The Company’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Company’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Apollo Debt Solutions BDC

Chief Compliance Officer

9 West 57th Street

New York, New York 10019

The Audit Committee Chair may be contacted at:

Apollo Debt Solutions BDC

Audit Committee Chair

9 West 57th Street

New York, New York 10019

RECEIPT OF MULTIPLE PROXY CARDS

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for annual reports, proxy statements and notices with respect to two or more shareholders sharing the same address by delivering a single annual report, proxy statement or notice addressed to those shareholders. This process, which is commonly referred to as “householding,” provides cost savings for companies. Some brokers household proxy materials, delivering a single annual report, proxy statement and notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Shareholders will continue to receive separate proxy cards. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate annual report and proxy statement, or if you are receiving duplicate copies of these materials and wish to have householding apply, please notify your broker. You can also request prompt delivery of a copy of the proxy statement and annual report by calling collect at 212-515-3200, or by writing to Apollo Debt Solutions BDC, 9 West 57th Street, New York, New York 10019, Attention: Secretary.

FINANCIAL STATEMENTS AND OTHER INFORMATION

The Company files periodic reports, current reports, proxy statements and other information with the Commission. This information is available on the Commission’s website at www.sec.gov. This information, including the Company’s most recent Annual Report on Form 10-K, is also available free of charge by calling collect at 212-515-3200, or by writing to Apollo Debt Solutions BDC, 9 West 57th Street, New York, New York 10019, Attention: Secretary or on its website at www.apollo.com/ads-bdc.

APOLLO DEBT SOLUTIONS BDC 9 W 57TH STREET NEW YORK, NY 10019 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: VIEW MATERIALS & VOTE SCAN TO VOTE BY INTERNET Before the Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During the Meeting - Go to www.virtualshareholdermeeting.com/ADS2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. V94122-P49448 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. All Withhold APOLLO DEBT SOLUTIONS BDC The Board of Trustees recommends you vote FOR the following: For All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 1. Election of Trustees Nominees: 01) Michael Porter 02) Carl J. Rickertsen The Board of Trustees recommends you vote FOR the following proposal: 2. To ratify the selection of Deloitte & Touche LLP as Apollo Debt Solutions BDC’s independent registered public accounting firm for the fiscal year ending December 31, 2026. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. For Against Abstain Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and 10-K Wrap are available at www.proxyvote.com. APOLLO DEBT SOLUTIONS BDC Annual Meeting of Shareholders June 18, 2026 at 11:00 a.m. Eastern Time This proxy is solicited by the Board of Trustees V94123-P49448 The undersigned hereby appoints Eric Rosenberg and Kristin Hester, or either one of them, and each with full power of substitution, to act as proxies for the undersigned to vote all the common shares of beneficial interest of Apollo Debt Solutions BDC, a Delaware statutory trust (the “Company”), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held via live webcast over the Internet at www.virtualshareholdermeeting.com/ADS2026 on Thursday, June 18, 2026 at 11:00 a.m. Eastern Time, and all postponements and adjournments thereof, as indicated on this proxy and to otherwise represent the undersigned with all powers possessed by the undersigned if personally present at the Annual Meeting. THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES LISTED AND “FOR” THE PROPOSAL LISTED. The validity of this proxy is governed by Delaware law. This proxy does not revoke any prior proxies except for prior proxies given in connection with the Annual Meeting. Continued and to be signed on reverse side